Dated 28 February, 2003





                          (1) THE GOVERNOR AND COMPANY
                             OF THE BANK OF SCOTLAND



                                       AND



                        (2) LONDON PACIFIC GROUP LIMITED





--------------------------------------------------------------------------------
                               SECURITY AGREEMENT
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                                 Bedell Cristin
                                  26 New Street
                                   St. Helier
                                     Jersey
                                 Channel Islands
                               PJB/KLD/087408/0051
                                     522608

12


                                    CONTENTS




CLAUSE                                                                                                    Page


1.       Interpretation...................................................................................    1

2.       Security Interests...............................................................................    3

3.       Further Assurance and Power of Attorney..........................................................    3

4.       Representations and Warranties...................................................................    4

5.       Covenants........................................................................................    5

6.       Share Rights and Restrictions....................................................................    6

7.       Events of Default and Enforcement................................................................    7

8.       Currency.........................................................................................    8

9.       New Accounts.....................................................................................    8

10.      Conditional Discharge and Retention of Collateral................................................    9

11.      Continuing Security and Preservation of Security.................................................    9

12.      Release of Security Interests....................................................................   10

13.      Set off and Combination of Accounts..............................................................   10

14.      Expenses and Indemnity...........................................................................   10

15.      Substitutions and Additions......................................................................   11

16.      Notices..........................................................................................   11

17.      Miscellaneous....................................................................................   11


THIS SECURITY AGREEMENT is made the 28th day of February, Two Thousand and Three
BETWEEN:

(1) THE GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND of 155 Bishopsgate, London, EC2M 3YB (the "Secured Party" which expression shall include the Secured Party's successors and assigns); and

(2) LONDON PACIFIC GROUP LIMITED whose registered office is situate at Minden House, 6 Minden Place, St. Helier, Jersey, Channel Islands (the "Obligor" which expression shall include the Obligor's successors and assigns).

WHEREAS:

(A) Pursuant to a term loan and guarantee facility letter dated 20 December, 2002 from the Secured Party to the Borrowers (the "Facility Agreement"), the Secured Party made available to the Borrowers an extension of a multicurrency facility reduced to US$23,000,000.

(B) Pursuant to an extension/waiver letter dated 21 February, 2003 from the Obligor to the Secured Party, the Secured Party agreed (inter alia) to waive the condition subsequent that the Obligor procure that the shares of London Pacific Advisors, Inc. are pledged to the Secured Party on or prior to 21 February, 2003 subject to the further condition to the effect that the Obligor enter into this Agreement, which constitutes a Security Document.

(C) This Agreement includes the terms of and constitutes a security agreement in accordance with the provisions of the Security Interests (Jersey) Law 1983 (the "1983 Law") and for the purposes of Article 3 thereof the Obligor is the debtor.

NOW BY THIS AGREEMENT:

1.       INTERPRETATION

(1)  Definitions

     In this Agreement:

     (a)  this  "Agreement"   shall  mean  and  extend  to  every  separate  and
          independent   stipulation   contained   herein   including,    without
          limitation, the parties clause and the recitals;

     (b) "bankruptcy" shall have the meaning contained in the Interpretation Law and shall also include any proceedings of a similar nature in any place outside Jersey and "bankrupt" shall be construed accordingly;

     (c) the "Collateral" means all of the Obligor's right title and interest in and to the Shares (including without limitation (i) any securities substituted for the Shares or added thereto from time to time and (ii) all dividends interest and other income paid or payable after the date hereof on the Shares or such other securities and (iii) all stocks shares (and the dividends interest and other income thereon) rights moneys or other property accruing or offered at any time by way of redemption bonus preference option consolidation sub-division or otherwise to or in respect of the Shares or such other securities);

     (d) the "Company" means Frederick Morgan & Co. Limited a company incorporated under the law of the Island of Jersey whose registered office is situate at Minden House, 6 Minden Place, St. Helier, Jersey, Channel Islands;

     (e)  "Event of Default" shall have the meaning given to it in Clause 7(1);

     (f)  the "Interpretation Law" means the Interpretation (Jersey) Law 1954;

     (g)  the "Obligation" means:

          (i) all present and future obligations and liabilities (whether actual or contingent, primary or otherwise, and whether owed jointly or severally or in any other capacity whatsoever) whether of payment or performance owed by the Obligor pursuant to or in connection with the Facility Agreement together with such further obligations and liabilities as shall hereafter be entered into by the Obligor in favour of the Secured Party and as shall be agreed between the Obligor and the Secured Party to constitute part of the Obligation;

          (ii) the obligation of the Obligor arising under this Agreement to pay on a full indemnity basis (a) all sums (including interest) referred to at Clause 14 and (b) all other sums whether by way of costs, charges, expenses, losses, interest or otherwise howsoever due under or in connection with this Agreement;

     (h) the "Powers of Attorney Law" means the Powers of Attorney (Jersey) Law 1995;

     (i) the "Shares" means six thousand shares of US$1.00 each in the capital of the Company which shares are issued to and registered in the name of the Obligor.

(2)  Facility Agreement Definitions

     Unless otherwise specifically provided herein terms defined in the Facility Agreement when used in this Agreement shall bear the same meaning herein as in the Facility Agreement.

(3)  Interpretation

     In this Agreement, unless the context otherwise requires:

     (a) words in the singular shall include the plural and words in the plural shall include the singular;

     (b)  words denoting any gender shall include all genders;

     (c) headings are used for convenience only and shall not affect the interpretation of this Agreement;

     (d) references to Clauses are to be construed as references to clauses of this Agreement;

     (e) references to any agreement or document (including, without limitation, references to this Agreement) shall be deemed to include references to such agreement or document as from time to time varied, amended, supplemented or replaced;

     (f) references to any enactment shall be deemed to include references to such enactment as from time to time amended, extended, re-enacted or consolidated;

     (g) references to a person shall include any body of persons corporate or unincorporate;

     (h) words and expressions defined in the 1983 Law, the Interpretation Law or the Powers of Attorney Law shall have the same meanings and bear the same interpretations when used in this Agreement.

2. SECURITY INTERESTS

(1) In order to provide continuing security for the payment or performance of the Obligation, the Obligor hereby vests possession of the certificates of title to the Collateral in the Secured Party (or its agent) to the intent that the Secured Party shall have a security interest or interests in the Collateral in accordance with Article 2 (3) of the 1983 Law but so that the Secured Party shall not in any circumstances incur any liability or be under any obligation whatsoever in connection with the Collateral.

(2) Possession by the Secured Party (or its agent) of the certificates of title to the Collateral shall be deemed to be pursuant to this Agreement whether such possession were vested before or after the execution of this Agreement.

(3) The Obligor shall deliver to the Secured Party (or its agent) on or before the date hereof duly executed blank share transfer forms in respect of the Shares so as to enable the Shares to be registered in the name of the Secured Party (or its agent) and any purchasers together with all such consents or waivers as may be necessary to enable, following the occurrence of an Event of Default, such registration to take place.


3.   FURTHER ASSURANCE AND POWER OF ATTORNEY

(1) The Obligor hereby agrees that, at any time and from time to time upon the written request of the Secured Party, it will forthwith do any and all such acts and things and execute and deliver any and all such documents as the Secured Party may deem desirable for perfecting, maintaining or enforcing its security interest or interests in the Collateral (whether in accordance with paragraph (3) of Article 2 of the 1983 Law or in accordance with other paragraphs of Article 2 of the 1983 Law as the Secured Party (or its agent) may deem appropriate) for vesting the Collateral in the Secured Party (or its agent) for selling the Collateral and vesting the same in any purchaser or in any respect whatsoever for obtaining the full benefit of this Agreement and of the rights, powers and discretions herein granted.

(2) In accordance with Article 5 (2) (a) of the Powers of Attorney Law, for the purpose of facilitating the exercise of the powers of the Secured Party under the 1983 Law and of the powers given pursuant to this Agreement, the Obligor hereby irrevocably appoints the Secured Party and the persons deriving rights under the Secured Party jointly and also each of them severally as the Obligor's attorney (with full power of substitution in accordance with Article 8 of the Powers of Attorney Law) for the Obligor and in the name and on behalf of the Obligor to execute and complete any transfers or other documents whatsoever which the Secured Party may require for perfecting maintaining or enforcing its security interest or interests in the Collateral (whether in accordance with paragraph (3) of Article 2 of the 1983 Law or in accordance with other paragraphs of Article 2 of the 1983 Law as the Secured Party (or its agent) may deem appropriate) or for vesting the Collateral in the Secured Party (or its agent) or for selling the Collateral and vesting the same in any purchaser and generally to execute and deliver or otherwise perfect any such transfers and to do any such acts and things as the Secured Party may require in order to obtain the full benefit of this Agreement and of the rights, powers and discretions herein granted. The Obligor hereby covenants with the Secured Party and the persons deriving rights under the Secured Party to ratify and confirm any lawful exercise or purported exercise of the power of attorney granted in this sub-clause(2).

(3) The Obligor hereby agrees to indemnify and keep indemnified the Secured Party and the persons deriving rights under the Secured Party (including substitute attorneys) against all losses, liabilities, costs (including, without limitation, legal fees), claims, actions, demands and expenses which may be incurred by the Secured Party or the persons deriving rights under the Secured Party (including substitute attorneys) or which may be made or brought against the Secured Party or the persons deriving rights under the Secured Party (including substitute attorneys) as a result of or in connection with anything done by the Secured Party or the persons deriving rights under the Secured Party (including substitute attorneys) under or pursuant to the power of attorney granted in sub-clause (2) hereof other than where any such losses, liabilities, costs (including, without limitation, legal fees), claims, actions, demands or expenses arise as a result of the fraud, wilful misconduct or gross negligence of the Secured Party or the persons deriving rights under the Secured Party (including substitute attorneys).

(4) Without prejudice to the foregoing, the Obligor hereby agrees that, upon the written request of the Secured Party, it will forthwith execute such further security agreement or agreements (in form and substance satisfactory to the Secured Party) as the Secured Party may require in respect of the Collateral.

4.   REPRESENTATIONS AND WARRANTIES

     The Obligor represents and warrants to the Secured Party to the intent that the same shall be continuing representations and warranties whilst this Agreement remains in place:

(1) subject only to any security interest or interests created pursuant to this Agreement, the Obligor is and will remain the sole absolute and beneficial owner of the Collateral;

(2) other than as provided in this Agreement, there are no security interests, charges, liens, rights of set off or other encumbrances affecting the Collateral;

(3) the Obligor is duly incorporated under the law of its place of registration or incorporation with full power and authority to conduct its activities and to enter into this Agreement and that it has taken all such corporate action as may be required to authorise it to enter into this Agreement and to create any security interest or interests hereunder and the obligations expressed to be assumed by the Obligor under this Agreement and under the Obligation constitute the Obligor's legal, valid, binding and enforceable obligations and performance of such obligations will not contravene any provision of the Obligor's constitutional documents or any law or other obligation whatsoever binding upon the Obligor;

(4) the Obligor has not been declared bankrupt or had any judgment taken against it in any court or suffered or committed any act indicative of insolvency by the law of any jurisdiction;

(5) all the Shares are fully paid up and there are no moneys or liabilities outstanding or payable in relation thereto;

(6) the Shares are not subject to any options to purchase warrants pre-emption or similar rights;

(7) save as provided in this Agreement, there are no restrictions imposed by the Company's constitutional documents or otherwise upon the voting rights associated with, or upon the transfer of, the Shares.

5.   COVENANTS

     The  Obligor  agrees  and  covenants  throughout  the  continuance  of this
Agreement:

(1) to procure that the board of directors of the Company will, following the occurrence of an Event of Default and upon the request of the Secured Party (or its agent), forthwith register the Secured Party (or its agent) and any purchasers of the Collateral as shareholders of the Company and issue share certificates in respect thereof;

(2) not to assign or otherwise create any security interest, charge, lien, right of set off or other encumbrance affecting the Collateral without the prior written consent of the Secured Party;

(3) not to sell, transfer or otherwise dispose of the benefit of the Obligor's interest in the Collateral or to agree to do the same without the prior written consent of the Secured Party;

(4) not to take any action which might (and not to omit to take any action where any such omission to act might) impair the interest of the Secured Party or the Obligor or both of them in the Collateral;

(5) to pay duly and promptly all calls, instalments or other payments which may from time to time be made or become due in respect of the Collateral in default of which the Secured Party may if the Secured Party with absolute discretion thinks fit make any such payments on behalf of the Obligor. All such payments made by the Secured Party shall be repayable on demand by the Obligor to the Secured Party together with all costs and expenses incurred by the Secured Party. The Obligor agrees to pay interest on such payments, costs and expenses from the date of payment by the Secured Party to the date of payment by the Obligor to the Secured Party at the Default Rate, both before and after any judgment;

(6) not to do or cause or permit to be done anything which in the Secured Party's opinion may in any way adversely affect any security interest or interests created pursuant to this Agreement or prejudice the value of the security hereby created, and without limitation, not without the Secured Party's prior written consent to take or permit the taking of any action whereby the rights attaching to the Collateral are altered or diluted, whether by the issue of further shares in the Company or otherwise howsoever.

6.   SHARE RIGHTS AND RESTRICTIONS

     The Secured Party and Obligor agree:

(1) that, notwithstanding that the Obligor retains the right to vote (unless and until an Event of Default occurs) in relation to the Collateral, the Obligor shall not (without the prior written consent of the Secured Party) vote in favour of any resolution the effect of which will be to affect adversely the value of the Collateral or in any way to prejudice the security interest or interests hereby created or the interests of the Secured Party hereunder;

(2) upon the occurrence of an Event of Default, the Secured Party (or its agent) shall have the right to vote in respect of the Collateral and the Obligor hereby irrevocably appoints the Secured Party its proxy in that regard, but so that the Secured Party shall not in any circumstances incur any liability or be under any obligation whatsoever as a result thereof and, without limitation, the Secured Party shall be under no obligation to exercise its right to vote in respect of the Collateral in any manner or at all following the occurrence of an Event of Default and shall incur no liability either for doing so or for failing so to do;

(3) the Secured Party agrees that until an Event of Default shall occur the Obligor shall be entitled to receive all dividends, interest and other income paid or payable on the Collateral (and the Secured Party shall account to the Obligor therefor if and to the extent that the same are received by the Secured Party, retaining therefrom only such amount (if any) in respect of which the Secured Party shall be liable to account for tax and the reasonable expenses of the Secured Party in connection therewith and with such accounting); and this applies notwithstanding the fact that such dividends, interest and other income constitute part of the Collateral;

(4) all stocks, shares (and the dividends interest and other income thereon), rights, moneys or other property accruing or offered at any time by way of redemption, bonus, preference, option, consolidation, sub-division or otherwise to or in respect of the Shares or any securities substituted therefor or added thereto shall accrue or be offered to the Secured Party and shall form part of the Collateral and the Obligor agrees that the further assurance and power of attorney provisions set out in Clause 3 shall apply thereto;

(5)  without limitation,

     (i) if any such property as is referred to in sub-clause (4) hereof should at any time during the continuance of this Agreement; and/or

     (ii) if any such property as is referred to in sub-clause (3) hereof should, after the occurrence of an Event of Default,

     be received by the Obligor (or by some person on its behalf) such property shall be held by the Obligor (or such person) on trust for the Secured Party and immediately be paid or transferred to the Secured Party (or its agent);

(6) the Obligor shall continue to be responsible (notwithstanding anything to the contrary herein contained) for all liabilities and obligations in respect of the Collateral and the Secured Party shall have no liability or obligation in relation to the Collateral or any matter or proceeding arising out of or related thereto and, without limitation, shall be under no liability to the Obligor for failure to present any interest, coupon, bond or stock which may be called or drawn for repayment or redemption or to pay any calls, instalments or other payments which may become payable on or to accept any offer relating to the Collateral or to notify the Obligor of any such matters whether or not such failure is caused or contributed to by negligence on the part of the Secured Party or of any employee or agent of the Secured Party.

7.   EVENTS OF DEFAULT AND ENFORCEMENT

(1)  The  occurrence  of any of the  following  shall  constitute  an  Event  of
     Default:

     (a)  a breach of any term hereof or of the Obligation;

     (b) any representation, warranty, covenant or statement in connection herewith or with the Obligation made by the Obligor or any agent of the Obligor being or becoming incorrect or being breached in any material respect;

     (c) the failure of the Obligor to disclose any matter which in the reasonable opinion of the Secured Party is material to the Obligation, the Collateral or this Agreement;

     (d) the failure of the Obligor to pay any sum for the time being due to the Secured Party by virtue hereof or of the Obligation;

     (e) the Obligor becoming bankrupt or suffering or committing any act indicative of bankruptcy or insolvency by the law of any jurisdiction;

     (f)  the Obligor entering into composition with creditors of the Obligor or
          being  the  subject  of  any  procedure   analogous  to   liquidation,
          dissolution or receivership in any jurisdiction;

     (g) any distress or execution or other legal process being levied or enforced upon any property of the Obligor in any part of the world.

(2)  Upon the occurrence of an Event of Default, subject to Articles 6 (5) and 8
     (3) of the 1983 Law, the Secured Party without having to apply to the Royal Court for authority to do so shall have the power of sale of the Collateral.

(3) Such power of sale shall be exercisable by the Secured Party in such manner as the Secured Party may in its absolute discretion deem appropriate and with all the powers of a beneficial owner. Without limitation, the Secured Party may sell or dispose of the whole or part of the Collateral at such times in such manner and generally on such terms and conditions and for such consideration as the Secured Party may think fit. Any such sale or disposal may be for cash, debentures or other obligations, shares, stocks, securities or other valuable consideration and may be payable immediately or by instalments spread over such period as the Secured Party may think fit. The Secured Party shall have the right of recourse to any moneys forming part of the Collateral and may apply such moneys in the payment or discharge of the Obligation as if such moneys were proceeds of sale.

(4) No purchaser or other person shall be bound or concerned to see or enquire whether the right of the Secured Party to exercise the power of sale has arisen or not or be concerned with notice to the contrary or with the propriety of the exercise or purported exercise of such power.

(5) Subject to sub-clause (6) of this Clause, the proceeds of an exercise by the Secured Party of the power of sale shall be applied in accordance with the provisions of Article 8 (6) (b) of the 1983 Law and the Secured Party may determine the order in which individual obligations and liabilities comprising the Obligation are paid or discharged.

(6) Any amount received or recovered by the Secured Party in respect of any sum due or payable by the Obligor pursuant to the Obligation and any amount received or recovered pursuant to this Agreement may be placed in a suspense account for so long as the Secured Party thinks fit.

(7) Subject to Clause 10, if any balance remains after the discharge of the Obligation following an exercise by the Secured Party of the power of sale such balance shall be placed in an account with the Secured Party in the name of the Obligor and the Secured Party shall have no greater responsibility with respect thereto than it has in the normal course of its business as a banker holding an account for its customer.

(8) Subject to Article 8 (6) (a) of the 1983 Law, the Obligor shall have no right or claim against the Secured Party in respect of loss arising out of a sale of or recourse against the Collateral pursuant hereto howsoever such loss may have been caused and in the case of a sale of the Collateral whether or not a better price might have been obtained.

8.   CURRENCY

(1) All moneys received or held by the Secured Party under this Agreement may from time to time after an Event of Default has occurred be converted into such other currency as the Secured Party considers necessary or desirable to cover the Obligation or any part thereof at the then prevailing spot rate of exchange of the Secured Party (as conclusively determined by the Secured Party) for purchasing that other currency with the existing currency.

(2) After the occurrence of an Event of Default, the Secured Party may in its absolute discretion without notice to the Obligor purchase so much of any currency as the Secured Party considers necessary or desirable to cover the Obligation or any part thereof at the then prevailing spot rate of exchange of the Secured Party (as conclusively determined by the Secured Party) for purchasing such currency with sterling and the Obligor hereby agrees to indemnify the Secured Party against the full cost incurred by the Secured Party for such purchase.

(3) The Secured Party shall not be liable to the Obligor for any loss resulting from any fluctuation in exchange rates before or after the exercise of the foregoing powers.

(4) Subject to Clause 10, no payment to the Secured Party shall discharge the Obligation in whole or in part unless and until the Secured Party shall have received payment in full in the currency or currencies provided for by the Obligation and to the extent that the Obligation is not discharged in full the Secured Party shall have a further separate cause of action against the Obligor and shall be entitled to enforce this Agreement until the Obligation is discharged in full.

9.   NEW ACCOUNTS

     If the Secured Party receives notice of any subsequent security interest charge lien right of set off or other encumbrance or disposal affecting the Collateral or any part thereof or interest therein, the Secured Party may open a new account for the Obligor. If the Secured Party does not open a new account then, unless the Secured Party gives express written notice to the contrary to the Obligor, it shall nevertheless be treated as if it had done so at the time when it received such notice and as from that time all payments made by or on behalf of the Obligor to the Secured Party shall be credited or be treated as having been credited to the new account and shall not operate to reduce the amount outstanding under the Obligation at the time when it received such notice.

10.  CONDITIONAL DISCHARGE AND RETENTION OF COLLATERAL

     Any discharge of the Obligation in whole or in part hereunder shall be conditional on no security, payment or other disposition given or made by the Obligor to the Secured Party being avoided or being required to be repaid on bankruptcy, liquidation or otherwise howsoever and this Agreement, the security interest or interests created hereunder in the Collateral and the Obligation shall remain in place until all time periods during which any such security, payment or other disposition might be so avoided or required to be repaid have passed and the Obligation has been unconditionally and irrevocably paid, performed or otherwise discharged in full.

11.  CONTINUING SECURITY AND PRESERVATION OF SECURITY

(1)  The security interest or interests hereunder shall:

     (a) continue in existence and shall not terminate until such time as the Obligation has been unconditionally and irrevocably paid, performed or otherwise discharged in full and the applicable provisions of Article 9 of the 1983 Law have been satisfied;

     (b) constitute a continuing security notwithstanding any intermediate payment or settlement of account or any other matter whatsoever and shall be in addition to and shall not merge with or otherwise prejudice or affect any contractual or other right or remedy or any guarantee, indemnity, lien, set off, combination, security interest, mortgage, charge or other security or other right now or hereafter held by or available to the Secured Party and shall not be prejudiced or affected thereby or by the invalidity thereof or by the Secured Party now or hereafter dealing with, exchanging, releasing, varying or abstaining from perfecting or enforcing any of the same or any rights which the Secured Party may now or hereafter have or giving time for payment or indulgence or compounding with any other person liable in respect of the Obligation;

     (c) not be discharged by the death, bankruptcy, insolvency or incapacity of the Obligor or by any change in the constitution of the Obligor or by the Obligor becoming involved in any amalgamation, reorganisation, reconstruction or merger;

     (d)  not be affected by any variation of the terms of the Obligation.

(2) A certificate of the Secured Party setting forth the amount due from the Obligor under the Obligation or pursuant to this Agreement howsoever shall, as against the Obligor, in the absence of manifest error, be conclusive evidence of such amount.

(3) No failure or delay by the Secured Party in exercising any right or remedy shall operate as a waiver thereof nor shall any single or partial exercise or waiver of any right or remedy preclude its further exercise or the exercise of any other right or remedy.

(4) This Agreement and the obligations of the Obligor hereunder shall not be affected by any act, omission or circumstances which but for this provision might operate to release or otherwise exonerate the Obligor from this Agreement or such obligations.

12.  RELEASE OF SECURITY INTERESTS

     Upon unconditional and irrevocable payment, performance or other discharge of the Obligation in full the Secured Party shall, subject to the rights of any persons for the time being entitled thereto in priority to the Obligor or any rights of set off, at the request and cost of the Obligor release to the Obligor the certificates of title to so much (if any) of the Collateral as shall not have been applied by the Secured Party in or towards satisfaction of the Obligation.

13.  SET OFF AND COMBINATION OF ACCOUNTS

(1) The Secured Party shall be entitled (as well before as after the occurrence of an Event of Default), so long as the Obligation remains outstanding in whole or in part, to combine or consolidate all moneys now or hereafter standing to the Obligor's credit in any account held with the Secured Party (whether in the Obligor's sole name or in joint names with the Obligor and any other person or persons or otherwise howsoever) whether a current or other account and wheresoever situate and to set off or transfer any sum standing to the credit of any one or more such accounts in or towards satisfaction of the Obligation whether the Obligation or any part thereof be present, future, actual, contingent, primary, collateral, several or joint or otherwise howsoever.

(2) Where such combination, consolidation, set off or transfer requires the conversion of one currency into another, such conversion shall be calculated at the then prevailing spot rate of exchange of the Secured Party (as conclusively determined by the Secured Party) for purchasing the latter currency with the former currency.

14.  EXPENSES AND INDEMNITY

(1) The Obligor agrees to pay to the Secured Party on demand all costs, charges and expenses whatsoever (including, without limitation, all professional fees and disbursements and all taxes) incurred by the Secured Party in negotiating, preparing, executing and administering this Agreement or perfecting the security interest or interests created under it and in connection with the enforcement, preservation or attempted preservation of rights of the Secured Party under this Agreement.

(2) All such costs, charges and expenses shall be paid by the Obligor on a full indemnity basis with interest at the Default Rate from the date of payment by the Secured Party to the date of payment by the Obligor to the Secured Party, both before and after any judgment.

(3) The Obligor agrees to indemnify and hold harmless the Secured Party from and against all losses, actions, claims, expenses, demands and liabilities incurred by the Secured Party in the exercise or purported exercise of the powers herein contained or resulting from any breach by the Obligor of its obligations hereunder and/or under the Obligation other than where such losses, actions, claims, expenses, demands and liabilities arise as a result of the fraud, wilful misconduct or gross negligence of the Secured Party. The Obligor shall pay interest on any sums demanded by the Secured Party hereunder at the Default Rate from the date of demand to the date of payment, both before and after any judgment.

(4) The Secured Party shall not be liable for any losses arising in connection with the exercise or purported exercise of any of its rights, powers and discretions hereunder, save those arising as a result of the fraud, wilful misconduct or gross negligence of the Secured Party, and the Secured Party shall not be liable to account for anything except actual receipts.

15.  SUBSTITUTIONS AND ADDITIONS

     If the Obligor shall make a request to the Secured Party to substitute or add property for or to the property from time to time constituting the Collateral, the Secured Party shall have absolute discretion to approve or refuse such request. If the Secured Party agrees to any such request then the additional or substituted property shall thenceforth form part of the Collateral and shall be subject to a security interest or interests hereunder (pursuant to whichever paragraph or paragraphs of Article 2 of the 1983 Law may be considered by the Secured Party to be appropriate) and the Obligor shall do any and all such acts and things and execute and deliver any and all such documents as the Secured Party may deem desirable in order to perfect such security interest or interests.

16.  NOTICES

(1) Any notice or other document required or authorised hereby or by the 1983 Law may be served on the parties hereto at the following addresses and facsimile numbers and upon the persons specified:

     (a)  for the Secured Party:
                Address:                155  Bishopsgate,
                                        London,
                                        EC2M 3YB
                Facsimile number:       020 7012 9459
                Attention:              G. Mackie

     (b)  for the Obligor:
                Address:                Minden House,
                                        6 Minden Place,
                                        St. Helier,
                                        Jersey,  Channel Islands
                Facsimile  number:      01534 607799
                Attention:              Company Secretary

(2)  Any such notice or other document shall be deemed to be duly served:

     (a)  if delivered by hand, at the time of delivery;

     (b) if sent by post, at noon on the next Business Day following the day of posting;

     (c)  if transmitted  by facsimile,  at the time of  transmission;

     provided that, where delivery or transmission occurs after 6.00 p.m. on a Business Day or occurs on a day which is not a Business Day, service shall be deemed to occur at 9.00 a.m. on the next Business Day.

17.  MISCELLANEOUS

(1) Each of the provisions of this Agreement is separate and distinct from the others and if at any time one or more of such provisions is or becomes invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby.

(2) This Agreement may be executed in counterparts both of which taken together shall constitute a single agreement.

(3) Unless the context otherwise requires, where the Obligor comprises two or more persons, all agreements, warranties, undertakings and covenants on the part of the Obligor are given jointly and severally and shall be construed accordingly.

(4) The rights of the Secured Party shall not be affected or prejudiced in any way by any change in its constitution or by its reconstruction or reorganisation or its absorption in or amalgamation with any other person or the acquisition of all or part of its undertaking by any other person.

(5) The Secured Party shall be entitled to assign all or any part of its right, title, interest and benefit under this Agreement and for such purpose shall be entitled and authorised to disclose any information concerning the Obligor to any proposed assignee, provided that any such proposed assignee undertakes to the Secured Party to maintain the confidentiality of such information.

(6) The Obligor may not, without the prior written consent of the Secured Party, assign transfer, novate or dispose of any of, or any interest in, its rights and obligations under this Agreement.

(7) This Agreement shall be governed by and construed in accordance with Jersey law and the parties hereto submit to the non-exclusive jurisdiction of the courts of the Island of Jersey.

IN WITNESS WHEREOF the parties hereto have entered into this Agreement on the date first above written.



SIGNED by                                            )
for and on behalf of                                 )
THE GOVERNOR AND COMPANY OF         )
THE BANK OF SCOTLAND                )





SIGNED by John Clennett and Ronald W. Green)
for and on behalf of                                 )
LONDON PACIFIC GROUP LIMITED        )




Director



Secretary